UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2004
Date of Report (Date of earliest event Reported):

Pixar

(Exact Name of Registrant as Specified in its Charter)

California	0-26976	68-0086179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Park Avenue
Emeryville, CA 94608
(510) 752-3000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 6, 2004, the Registrant reported its results of operations for its fiscal first quarter ended April 3, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pixar

DATE: May 6, 2004	By:	/s/ ANN MATHER

Ann Mather
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated May 6, 2004, entitled “Pixar Reports First Quarter Financial Results”